                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14(a) INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                        EXCHANGE ACT OF 1934, AS AMENDED

Filed by the Registrant [X]
Filed by a Party other than the Registrant [
  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement                   [ ]  Confidential, for Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                AROS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------

     (5)  Total fee paid:

        ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ----------------------------------------------------------------------

     (3)  Filing party:

        ----------------------------------------------------------------------

     (4)  Date filed:

        ----------------------------------------------------------------------

FOR IMMEDIATE RELEASE

CONTACT:
Brion D. Umidi
410-349-2431
brion@umidi.com
                 AROS TO POSTPONE ANNUAL MEETING OF STOCKHOLDERS

ARNOLD, MD - SEPTEMBER 20, 2002 - Aros Corporation (OTC: AROS) today announces that it has decided to postpone its Annual Meeting of Stockholders which was to be held on September 30, 2002. Aros will reschedule its annual meeting for a date no later than November 30, 2002 and will mail new proxy materials to its stockholders. Any proxy card that has been returned will not be counted for purposes of the rescheduled annual meeting.

ABOUT AROS CORPORATION

Aros Corporation has been involved in the healthcare industry for over 15 years. Aros was formed as APACHE Medical Systems, Inc. in 1987 and was a provider of clinically based decision support information systems, clinical database management services and clinical trial consulting services until July 2001, when it sold substantially all of its assets to Cerner Corporation (NASDAQ: CERN) in a cash transaction. Aros common stock has traded on the OTC bulletin board since February 2001. On June 21, 2002, Aros completed the acquisition of ReGen Biologics, Inc., whereby ReGen became a wholly owned subsidiary of Aros Corporation.

                                       ###

Cautionary Note Regarding Forward-Looking Statements


This press release contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the managements of Aros and ReGen and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including those discussed in the Risk Factors section of Aros' current report on Form 8-K/A, filed with the Securities and Exchange Commission on September 4, 2002. Aros' filings with the SEC are available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.